RYDEX VARIABLE TRUST

Multi-Hedge Strategies Fund (the “Fund”)

Supplement dated March 11, 2013

to the currently effective Statutory and Summary Prospectuses dated May 1, 2012, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Statutory and Summary Prospectuses (together, the “Prospectuses”) listed above and should be read in conjunction with the Prospectuses.

Effective immediately, the discussion of the Fund’s principal investment strategies and the Fund’s principal risks are revised as described below to reflect the likelihood of the Fund obtaining leverage through the use of borrowings. The changes to the Fund’s principal investment strategies will have no impact on the Fund’s investment objective and investment policies.

Under the heading “Principal Investment Strategies” in the Fund’s “Fund Summary” section, the following changes apply:

•	In the third full paragraph, the first sentence is revised to delete the word “moderate.” The first sentence of the third paragraph now reads as follows:

The Fund may use leverage subject to internally imposed investment constraints designed to limit the amount of loss resulting from such leverage.

•	In the fourth full paragraph, the following sentence is added as the fifth sentence of the paragraph:

The Fund may use leverage to the extent permitted by applicable law by entering into borrowing transactions (principally lines of credit) for investment purposes.

The fourth full paragraph now reads as follows:

The Fund may be long or short in a broad mix of financial assets including small, mid, and large capitalization U.S. and foreign common stocks, currencies, commodities, futures, options, swap agreements, high yield securities, securities of other investment companies, American Depositary Receipts (“ADRs”), exchange-traded funds (“ETFs”), and corporate debt. Certain of the Fund’s derivative investments may be traded in the over-the-counter (“OTC”) market. The Fund may hold U.S. government securities or cash equivalents to collateralize its derivative positions. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. The Fund may use leverage to the extent permitted by applicable law by entering into borrowing transactions (principally lines of credit) for investment purposes. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

Under the heading “Principal Risks” in the Fund’s “Fund Summary” section, the following changes apply:

•	The following principal risk is added:

Borrowing Risk — The Fund may borrow for several purposes, including investment purposes (i.e., to purchase additional portfolio securities). The Fund’s borrowings, which would be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. Borrowing also will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return. In addition to any more stringent terms imposed by a lender, the 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This would allow the Fund to borrow for such purposes an amount equal to as much as 33 1/3% of the value of its total assets. The Fund will borrow only if the value of the Fund’s assets, including borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If at any time the Fund should fail to meet this 300% coverage requirement, within three business days, the Fund will seek to reduce its borrowings to meet the requirement. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations reduce its asset coverage to less than 300%.

•	The existing “Leveraging Risk” is deleted and replaced in its entirety by the following:

Leveraging Risk — The Fund derives substantially all of its commodities exposure from its investment in derivatives and other financial instruments that provide leveraged exposure. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. Because such instruments are an integral part of the Fund’s investment strategy, the use of such instruments may expose the Fund to potentially dramatic losses or gains in the value of its portfolio. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return. Leverage may also arise through the use of borrowings for investment purposes. To the extent the Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. The 1940 Act limits the Fund from borrowing in an amount no more than 33 1/3% of its assets.

Under the headings “More Information about the Trust and the Funds — Principal Investment Risks” in the Fund’s Statutory Prospectuses, the following changes apply:

•	The following principal risk is added:

Borrowing Risk. The Fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law, including borrowings from banks for investment-related purposes such as purchasing securities believed to be desirable by the Advisor. The Fund also can borrow from banks and other lenders to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed funds in portfolio securities, it is using a speculative investment technique known as “leverage.” Under the Fund’s investment policies, the Fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption from the 1940 Act that applies to the Fund. Currently, under the 1940 Act, a mutual fund may borrow only from banks (for other than emergency purposes) and the maximum amount it may borrow is up to 33 1/ 3% of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. When the Fund borrows, it earmarks securities on its books equal to 300% of the amount borrowed to cover its obligation to repay the loan. If the value of the Fund’s assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time. The Fund may also borrow up to 5% of its total assets for temporary or emergency purposes from any lender. Under the 1940 Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

The Fund will pay interest on loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable funds that do not borrow. In the case of borrowing for leverage, the interest paid on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. When the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s holdings. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The Fund participates in a secured line of credit with BNP Paribas (the “Line of Credit”) that may be used for borrowings for investment purposes, as well as other permitted borrowings. The Fund may pay a commitment or other fee to maintain the Line of Credit, in addition to the stated interest rate. Loans are typically secured by assets of the Fund. Interest is charged to the Fund, based on its borrowings, at current commercial rates. The Fund can prepay such loans and terminate its participation in the Line of Credit at any time upon prior notice.

•	The existing “Leveraging Risk” is deleted and replaced in its entirety by the following:

Leveraging Risk — The U.S. Long Short Momentum Fund, Managed Commodities Strategy Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund may each invest in leveraged instruments in pursuit of its investment objective. The Dow 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Russell 2000® 2x Strategy Fund, S&P 500 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Inverse NASDAQ-100® 2x Strategy Fund, Inverse Russell 2000® 2x Strategy Fund, Inverse S&P 500 2x Strategy Fund, Nova Fund, Mid-Cap 1.5x Strategy Fund, Russell 2000® 1.5x Strategy Fund, International Equity Funds, Commodities Strategy Fund, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund and certain of the Asset Allocation Funds’ underlying funds achieve leveraged exposure to their respective underlying indices through the use of derivative instruments. The Multi-Hedge Strategies Fund’s use of borrowings for investment purposes may also give rise to leverage. The Fund and certain of the underlying funds will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of derivatives instruments, when issued, delayed-delivery or forward commitment transactions or short sales. The more the Fund and certain of the underlying funds invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. The use of leverage also may cause the Fund or an underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where the Fund or underlying fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund or an underlying fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund’s or underlying fund’s investment income, resulting in greater losses. The value of the Dow 2x Strategy, NASDAQ-100® 2x Strategy, Russell 2000® 2x Strategy, S&P 500 2x Strategy, Inverse Dow 2x Strategy, Inverse NASDAQ-100® 2x Strategy, Inverse Russell 2000® 2x Strategy, Inverse S&P 500 2x Strategy, Nova, Mid-Cap 1.5x Strategy, Russell 2000® 1.5x Strategy, International Equity, Strengthening Dollar 2x Strategy, Weakening Dollar 2x Strategy, and Government Long Bond 1.2x Strategy Funds’, and in the case of the Asset Allocation Funds, certain of the underlying funds’ shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the Fund’s or underlying fund’s investment strategies involve the use of leverage. Leverage will also have the effect of magnifying tracking error.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUMVTMH-SUP0313x0513

Bingham McCutchen LLP

2020 K Street NW

Washington, DC 20006-1806

Tel: 202.373.6000

Fax: 202.373.6001

March 11, 2013

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	Rydex Variable Trust (File Nos. 333-57017 and 811-08821)
Filing Pursuant to Rule 497(e)

Ladies and Gentlemen:

On behalf of our client, Rydex Variable Trust (the “Trust”), we are filing, pursuant to Rule 497(e) under the Securities Act of 1933, as amended, a supplement dated March 11, 2013 to the currently effective Prospectus for the Trust’s Multi-Hedge Strategies Fund (the “Fund”). The supplement provides new information regarding the Fund’s principal investment strategies and the principal risks associated with an investment in the Fund.

Please do not hesitate to contact me at 202.373.6057 should you have any questions.

Very truly yours,

/s/ Sarah T. Swain

Sarah T. Swain